                                                                    EXHIBIT 99.1

                                    EXHIBIT I

       Exhibit I to Schedule 13G Under the Securities Exchange Act of 1934


      Pursuant to Rule 13d - 1 (f) (1), I affirm that I am individually eligible to use Schedule 13G and agree that this Schedule is filed on my behalf.


                             /s/ RICHARD T. FEDOR
                             ------------------------
                                 Richard T. Fedor









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